EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-12,
                   Asset-Backed Certificates, Series 2005-12

Goldman Sachs                        September Arms Alt-A Deal

==============================================================================

---------------------------------------
 Stats
---------------------------------------
 Count: 2956
 Schedule Balance: $913,308,199.42
 AverageSched Bal: $308,967.59
 GrossWAC: 5.983
 NetWAC: 5.702
 OTERM: 360
 RTERM: 358
 ATERM: 358
 AGE: 2
 First CAP: 4.83
 Periodic CAP: 1.57
 MAXRATE: 11.60
 MINRATE: 2.49
 MTR: 46.65
 MARGIN: 2.43
 OLTV: 77.47
 COLTV: 86.51
 FICO: 715.821
---------------------------------------


---------------------------------------
 Current Rate                 Percent
---------------------------------------
 3.001 - 3.500                   0.05
 4.001 - 4.500                   0.20
 4.501 - 5.000                   2.59
 5.001 - 5.500                  18.90
 5.501 - 6.000                  40.51
 6.001 - 6.500                  22.30
 6.501 - 7.000                  12.06
 7.001 - 7.500                   2.62
 7.501 - 8.000                   0.57
 8.001 - 8.500                   0.20
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Scheduled Balance           Percent
---------------------------------------
 0.01 - 50,000.00               0.04
 50,000.01 - 100,000.00         1.85
 100,000.01 - 150,000.00        6.39
 150,000.01 - 200,000.00        7.82
 200,000.01 - 250,000.00        8.60
 250,000.01 - 275,000.00        3.80
 275,000.01 - 350,000.00       11.05
 350,000.01 - 400,000.00        9.89
 400,000.01 - 450,000.00       11.01
 450,000.01 - 500,000.00        9.71
 500,000.01 - 550,000.00        6.28
 550,000.01 - 600,000.00        6.43
 600,000.01 - 750,000.00        8.79
 750,000.01 - 850,000.00        1.93
 850,000.01 - 950,000.00        1.87
 950,000.01 - 1,000,000.00      2.49
 1,000,000.01 - 1,250,000.00    0.51
 1,250,000.01 - 1,500,000.00    0.80
 1,500,000.01 >=                0.74
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Original Term               Percent
---------------------------------------
 360                          100.00
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 RemTerm                     Percent
---------------------------------------
 349.000                        0.11
 351.000                        0.37
 352.000                        0.27
 353.000                        0.44
 354.000                        0.39
 355.000                        1.40
 356.000                        8.87
 357.000                       10.01
 358.000                       24.13
 359.000                       47.94
 360.000                        6.07
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Am WAM                      Percent
---------------------------------------
 0.000 - 59.999                92.15
 120.000 - 179.999              0.01
 180.000 - 239.999              0.02
 300.000 - 359.999              4.98
 360.000 >=                     2.84
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Age                         Percent
---------------------------------------
 0                              6.07
 1                             47.94
 2                             24.11
 3                             10.03
 4                              8.87
 5                              1.40
 6                              0.39
 7                              0.44
 8                              0.27
 9                              0.37
 11                             0.11
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 States                      Percent
---------------------------------------
 CA                            49.49
 FL                             8.37
 AZ                             5.02
 GA                             3.06
 VA                             4.59
 WA                             3.44
 IL                             2.85
 MD                             3.27
 NV                             2.68
 OR                             1.89
 Other                         15.35
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Original LTV                Percent
---------------------------------------
 0.001 - 50.000                 1.89
 50.001 - 60.000                2.61
 60.001 - 70.000               10.17
 70.001 - 75.000                7.86
 75.001 - 80.000               69.71
 80.001 - 85.000                0.91
 85.001 - 90.000                4.72
 90.001 - 95.000                2.04
 95.001 - 100.000               0.10
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Combined LTV                Percent
---------------------------------------
 0.001 - 50.000                 1.62
 50.001 - 60.000                2.16
 60.001 - 70.000                5.79
 70.001 - 75.000                5.27
 75.001 - 80.000               23.20
 80.001 - 85.000                3.37
 85.001 - 90.000               20.88
 90.001 - 95.000               14.43
 95.001 - 100.000              23.28
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------

 FICO                        Percent
---------------------------------------
 0.000 - 19.999                 0.11
 600.000 - 619.999              0.01
 620.000 - 639.999              1.32
 640.000 - 659.999              5.70
 660.000 - 679.999             14.12
 680.000 - 699.999             18.37
 700.000 - 719.999             15.99
 720.000 - 739.999             13.51
 740.000 - 759.999             13.37
 760.000 - 779.999              9.45
 780.000 - 799.999              6.38
 800.000 - 819.999              1.62
 820.000 - 839.999              0.04
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 PMI                         Percent
---------------------------------------
 GEMICO                         0.79
 MORTGAGE GUARANTY INSURANCE CO 0.08
 OLTV <= 80 - NO MI            92.23
 PMI MORTGAGE INSURANCE CO      3.23
 RADIAN                         0.49
 REPUBLIC MORTGAGE INSUANCE CO  1.38
 UGIC                           1.41
 UNKNOWN                        0.39
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Occupancy Code              Percent
---------------------------------------
 NON OWNER                     19.36
 OWNER OCCUPIED                77.06
 SECOND HOME                    3.58
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Property Type               Percent
---------------------------------------
 2-4 FAMILY                     6.41
 CONDO                         11.50
 COOP                           0.02
 PUD                           21.13
 SINGLE FAMILY                 60.93
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Purpose                     Percent
---------------------------------------
 CASHOUT REFI                  23.53
 PURCHASE                      65.08
 RATE/TERM REFI                11.38
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Documentation Type          Percent
---------------------------------------
 FULL DOC/ALT                  22.99
 NO DOC                        18.38
 STATED INCOME/STATED ASSET    58.63

---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Interest Only               Percent
---------------------------------------
 N                              7.85
 Y                             92.15
---------------------------------------
 Total:                       100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman Sachs & Co. acting as underwriter and not as agent of the Issuer.
==============================================================================
                              Aug 17, 2005 11:53                   Page 1 of 2

Goldman Sachs                        September Arms Alt-A Deal

==============================================================================

---------------------------------------
 Interest Only Term           Percent
---------------------------------------
 0.000                           7.93
 36.000                          7.74
 60.000                         13.79
 84.000                          1.05
 120.000                        69.49
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Silent                       Percent
---------------------------------------
 N                              40.02
 Y                              59.98
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Prepay Flag                  Percent
---------------------------------------
 N                              83.00
 Y                              17.00
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Prepay Term                  Percent
---------------------------------------
 0.000                          83.00
 6.000                           0.47
 12.000                          0.93
 24.000                          0.01
 30.000                          0.05
 36.000                         14.97
 42.000                          0.28
 60.000                          0.29
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 DTI                          Percent
---------------------------------------
 <= 0.000                       10.73
 0.001 - 10.000                  0.54
 10.001 - 20.000                 2.56
 20.001 - 30.000                11.74
 30.001 - 40.000                50.52
 40.001 - 50.000                23.17
 50.001 - 60.000                 0.71
 60.001 - 70.000                 0.04
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Conforming                   Percent
---------------------------------------
 CONFORMING                     43.04
 NON CONFORMING                 56.96
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Arm Index                     Percent
---------------------------------------
 1 YEAR LIBOR                   39.66
 6 MONTH LIBOR                  60.00
 UNKNOWN                         0.34
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Margins                      Percent
---------------------------------------
 1.501 - 2.000                   0.13
 2.001 - 2.500                  71.90
 2.501 - 3.000                  25.69
 3.001 - 3.500                   1.34
 3.501 - 4.000                   0.23
 4.001 - 4.500                   0.15
 4.501 - 5.000                   0.47
 5.001 - 5.500                   0.08
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 First                        Percent
 Adjustment Cap
---------------------------------------
 1.000                           0.07
 1.500                           0.49
 2.000                           7.80
 3.000                           7.42
 4.000                           0.05
 5.000                          61.02
 6.000                          23.14
 6.875                           0.01
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------

 Periodic Cap                 Percent
---------------------------------------
 1.000                          42.56
 1.500                           0.49
 2.000                          56.95
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Max Rate                     Percent
---------------------------------------
 8.001 - 8.500                   0.05
 9.001 - 9.500                   0.18
 9.501 - 10.000                  0.66
 10.001 - 10.500                 4.91
 10.501 - 11.000                17.80
 11.001 - 11.500                22.62
 11.501 - 12.000                30.73
 12.001 - 12.500                15.22
 12.501 - 13.000                 6.29
 13.001 - 13.500                 1.18
 13.501 - 14.000                 0.27
 14.001 - 14.500                 0.11
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Floor Rate                   Percent
---------------------------------------
 1.501 - 2.000                   0.06
 2.001 - 2.500                  70.22
 2.501 - 3.000                  25.86
 3.001 - 3.500                   1.45
 3.501 - 4.000                   0.48
 4.001 - 4.500                   0.04
 4.501 - 5.000                   0.09
 5.001 - 5.500                   0.25
 5.501 - 6.000                   0.42
 6.001 - 6.500                   0.71
 6.501 - 7.000                   0.29
 7.001 >=                        0.13
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Months To Roll               Percent
---------------------------------------
 8.                             0.11
 9.                             0.31
 10.                            0.30
 11.                            2.59
 12.                            1.99
 21.                            0.07
 22.                            1.27
 23.                            2.74
 24.                            0.11
 27.                            0.16
 28.                            0.11
 29.                            0.32
 30.                            0.14
 31.                            0.04
 32.                            0.70
 33.                            1.47
 34.                           10.38
 35.                           19.78
 36.                            1.09
 49.                            0.11
 51.                            0.21
 52.                            0.16
 53.                            0.12
 54.                            0.25
 55.                            1.36
 56.                            8.00
 57.                            8.18
 58.                           12.08
 59.                           20.44
 60.                            2.75
 71.                            0.05
 82.                            0.11
 83.                            2.26
 84.                            0.05
 118.                           0.03
 119.                           0.17
---------------------------------------
 Total:                       100.00
---------------------------------------


---------------------------------------
 Number of Units              Percent
---------------------------------------
 1                              93.51
 2                               3.32
 3                               1.48
 4                               1.69
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Product Type                 Percent
---------------------------------------
 1 YEAR ARM                      5.33
 10 YEAR ARM                     0.20
 2 YEAR ARM                      4.15
 3 YEAR ARM                     34.23
 5 YEAR ARM                     53.67
 7 YEAR ARM                      2.42
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Self Employment Flag         Percent
---------------------------------------
 N                              77.66
 Y                              22.34
---------------------------------------
 Total:                        100.00
---------------------------------------


---------------------------------------
 Originator                   Percent
---------------------------------------
 GOLDMAN MORTGAGE CO.           34.13
 GREENPOINT                     39.84
 NATCITY                        10.66
 SUNTRUST                       15.37
---------------------------------------
 Total:                        100.00
---------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman Sachs & Co. acting as underwriter and not as agent of the Issuer.

==============================================================================
                              Aug 17, 2005 11:53                   Page 2 of 2